INVESTOR UPDATE Fourth Quarter 2023

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 26 Yrs Banking: 26 Yrs FMB: 8 Yrs Banking: 20 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 16 Yrs Banking: 36 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 16 Yrs Banking: 34 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 12/31/2023 $18.3 Billion $12.5 Billion $14.8 Billion $7.3 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.23% 8.44% 16.76% 3.61% 1.48x 9.9x Moody’s a3 Baseline Credit Assessment1 Market Cap $2.2B Largest financial services holding company headquartered in Central Indiana 116 Banking Centers 4 *Assets Under Management - $3.7 Billion 1Moody’s Credit Opinion – First Merchants Corporation, October 25, 2022, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Highlights 5 ▪ Annualized loan growth of 6.6% on a linked quarter basis, with new/renewed loan yields averaging 8.01% for the quarter ▪ Annualized deposit growth of 4.8% on a linked quarter basis ▪ Reported EPS of $0.71 compared to $1.19 in 4Q22. Excluding one-time charges, current EPS of $0.87 compared to $1.19 in 4Q221,2 7.89% ROE 12.75% ROTCE2 ROE & ROTCE (Annualized) $42.0 Million $0.71 Per Share Net Income & EPS1 0.92% ROA 1.33% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Fourth Quarter Year-to-Date 10.43% ROE 16.76% ROTCE2 ROE & ROTCE (Annualized) $221.9 Million $3.73 Per Share Net Income & EPS1 1.23% ROA 1.51% PTPP ROA2 ROA (Annualized) ▪ Loan growth of 5.1% when adjusted for non-relationship, term loan B portfolio loan sale of $116 million in second quarter ▪ Deposit growth of 3.1% ▪ Improved liquidity position by $585 million; increased cash $300 million and lowered borrowings $285 million ▪ Increased tangible common equity by $222 million and tangible common equity ratio from 7.34% to 8.44% ▪ Maintained strong credit quality and a robust allowance for credit losses ▪ Reported EPS of $3.73 compared to $3.81 in 2022. Excluding PPP income, expenses related to the Level One acquisition, and one-time charges, current EPS of $3.89 compared to $4.20 in 20221,2

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchase, construction, renovation, and home finance Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.7B
Loans: $2.6B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 3
Deposits: $4.4B
Loans: $1.9B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.4B
Loans: $2.3B
Columbus
Columbus MSA Rank: 14
Deposits: $0.7B
Loans: $1.5B
Indianapolis
Indianapolis MSA Rank: 8
Deposits: $3.6B
Loans: $4.2B

Loan Growth Annualized[1]

	4Q23 Balance ($B)	Growth
Commercial	**$9.5**	**8.0%**
Consumer	**$2.9**	**2.7%**
Total Loan Growth QTD		**6.6%**
Total Loan Growth YTD		**4.1%**
***Adjusted Total Loan Growth YTD**		**5.1%**

- Strong Commercial growth in the quarter driven through both the middle market, C&I group and the Investment Real Estate team
- As a result of strong loan closings during the quarter, the total Commercial pipeline softened; still at levels to yield growth in 2024
- Consumer growth was attributed to increases in Installment, Private Banking, and Residential Mortgage

*During the second quarter, the non-relationship, term loan B portfolio of $116 million was sold with a gain

Deposit Growth Annualized[1]

	4Q23 Balance ($B)	Growth
Commercial	**$7.4**	**5.6%**
Consumer	**$6.4**	**11.1%**
Total Deposit Growth QTD		**4.8%**
Total Deposit Growth YTD		**3.1%**

- Strong deposit growth continued for the quarter and year-to-date
- The Consumer line of business showed strong growth in both primary account balances and continued growth in money markets and CDs with less than one-year maturities

MSA and County ranking data per FDIC
[1]Commercial includes Municipal deposits and Consumer includes Private Wealth and Mortgage

First Merchants Corporation
Helping you prosper

7

Fourth Quarter Financial Results

($M except per share data)

		For the Three Months Ended,						
		12/31/22	3/31/23	6/30/23	9/30/23	12/31/23	Variance Linked Quarter	% Variance Linked QTR-Annualized
	Balance Sheet & Asset Quality							
1.	Total Assets	$17,938.3	$18,178.9	$17,968.4	$17,996.6	$18,309.5	$312.8	7.0%
2.	Total Loans	12,013.0	12,250.9	12,297.5	12,302.4	12,505.0	202.6	6.6%
3.	Investments	4,263.8	4,057.4	3,891.5	3,713.7	3,811.4	97.6	10.5%
4.	Deposits	14,382.7	14,703.3	14,581.2	14,646.6	14,821.5	174.9	4.8%
5.	Total Equity	2,034.8	2,122.4	2,145.6	2,092.6	2,247.7	155.1	29.6%
6.	TCE Ratio	7.34%	7.75%	7.99%	7.69%	8.44%	0.75%	
7.	Total RBC Ratio	13.08	13.23	13.48	13.66	13.67%	0.01	
8.	ACL / Loans	1.86	1.82	1.80	1.67	1.64	-0.03	
9.	NCOs / Avg Loans	0.12	0.01	0.06	0.66	0.10	-0.56	
10.	NPAs + 90PD / Assets	0.28	0.34	0.43	0.33	0.32	-0.01	
	Summary Income Statement							
11.	Net Interest Income	$149.0	$144.1	$137.9	$133.4	$130.1	($3.3)	-2.5%
12.	Provision for Loan Losses	0.0	0.0	0.0	2.0	1.5	(0.5)	
13.	Noninterest Income	24.1	25.0	26.3	27.8	26.4	(1.4)	-5.0%
14.	Noninterest Expense	89.7	93.7	92.6	93.8	108.1	14.3	15.2%
15.	Pre-tax Income	83.4	75.4	71.6	65.4	46.9	(18.5)	-28.3%
16.	Provision for Taxes	12.6	11.3	10.7	9.0	4.4	(4.6)	-51.1%
17.	Net Income	70.8	64.1	60.9	56.4	42.5	(13.9)	-24.6%
18.	Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	70.3	63.6	60.4	55.9	42.0	(13.9)	-24.9%
20.	ROAA	1.59%	1.42%	1.34%	1.24%	0.92%	-0.32%	
21.	ROAE	14.36	12.21	11.29	10.38	7.89	-2.49	
22.	ROTCE	24.21	19.82	18.04	16.54	12.75	-3.79	
23.	Net Interest Margin	3.72	3.58	3.39	3.29	3.16	-0.13	
24.	Efficiency Ratio	48.60	51.72	52.21	53.91	63.26	9.35	
	Per Share							
25.	Earnings per Diluted Share	$1.19	$1.07	$1.02	$0.94	$0.71	($0.23)	
26.	Tangible Book Value per Share	21.45	22.93	23.34	22.43	25.06	2.63	
27.	Dividend per Share	0.32	0.32	0.34	0.34	0.34	0.00	
28.	Dividend Payout Ratio	26.9%	29.9%	33.3%	36.2%	47.9%	11.7%	

4Q23 Highlights

- **63.26% Efficiency Ratio,** 55.56% excluding non-core expenses[1]
- **Net interest income,** decreased $3.3 million due to higher funding cost and mix change which offset higher earning asset income
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $61.1 million** PTPP ROA was 1.33% and PTPP ROE was 11.47%[1]
- **TCE Ratio increased 0.75% to 8.44%** due to earnings growth and recapture of AOCI
- **Tangible Book Value per share totaled $25.06,** an increase of $2.63 from prior quarter

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

8

Year-to-Date Financial Results

($M except per share data)

	For the Year Ended December 31,				
	2021	2022	2023	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$15,453.1	$17,938.3	$18,309.5	$371.2	2.1%
2. Total Loans	9,253.0	12,013.0	12,505.0	492.0	4.1%
3. Investments	4,524.4	4,263.8	3,811.4	(452.4)	-10.6%
4. Deposits	12,732.6	14,382.7	14,821.5	438.7	3.1%
5. Total Equity	1,912.6	2,034.8	2,247.7	212.9	10.5%
6. TCE Ratio	9.01%	7.34%	8.44%	1.10%	
7. Total RBC Ratio	13.92	13.08	13.67%	0.59	
8. ALLL / Loans	2.11	1.86	1.64	-0.22	
9. NCOs / Avg Loans	0.10	0.02	0.21	0.19	
10. NPAs + 90PD / Assets	0.29	0.28	0.32	0.04	
Summary Income Statement					
11. Net Interest Income	$410.7	$520.2	$545.4	$25.2	4.8%
12. Provision for Loan Losses	0.0	16.8	3.5	(13.3)	
13. Noninterest Income	109.3	107.9	105.6	(2.3)	-2.2%
14. Noninterest Expense	279.2	355.7	388.3	32.6	9.2%
15. Pre-tax Income	240.8	255.7	259.2	3.5	1.4%
16. Provision for Taxes	35.3	33.6	35.4	1.8	5.4%
17. Net Income	205.5	222.1	223.8	1.7	0.8%
18. Preferred Stock Dividends	0.0	1.4	1.9	0.5	
19. Net Income Available to Common Stockholders	205.5	220.7	221.9	1.2	0.6%
20. ROAA	1.39%	1.29%	1.23%	-0.06%	
21. ROAE	11.01	11.19	10.43	-0.76	
22. ROTCE	16.17	18.12	16.76	-1.36	
23. Net Interest Margin	3.18	3.41	3.35	-0.06	
24. Efficiency Ratio	50.94	53.20	55.17	1.97	
Per Share					
25. Earnings per Diluted Share	$3.81	$3.81	$3.73	($0.08)	
26. Tangible Book Value per Share	25.21	21.45	25.06	3.61	
27. Dividend per Share	1.13	1.25	1.34	0.09	
28. Dividend Payout Ratio	29.7%	32.8%	35.9%	3.1%	

Year-to-Date Highlights

- **55.17% Efficiency Ratio,** 53.31% excluding non-core expenses[1]
- **Net interest income,** increased $25.2 million or 4.8% over prior year
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $275.4 million** PTPP ROA was 1.51% and PTPP ROE was 12.95%[1]
- **TCE Ratio increased 1.10% to 8.44%** over prior year
- **Tangible Book Value per share totaled $25.06,** an increase of $3.61 over prior year

[1]See "Non-GAAP Financial Information" for reconciliation

First Merchants Corporation
Helping you prosper

9

▪ Net unrealized AFS Loss of $219.7 million ($382.8 M prior Q) ▪ Net unrealized HTM Loss of $314.2 million ($472.6 M prior Q) Investment Portfolio Highlights 10 4Q23 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.8B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 4Q 2022 $0.1 million gain ▪ 1Q 2023 $1.6 million loss ▪ 2Q 2023 $1.4 million loss ▪ 3Q 2023 $1.7 million loss ▪ 4Q 2023 $2.3 million loss Unrealized Losses▪ 4Q23 bond sales of $43 million / $395 million YTD ▪ Effective duration of 6.3 years ▪ Cash flow of $282 million in 2024 / ~2.14% yield ▪ AA rated municipal bond portfolio ▪ ~54% of portfolio classified as Held-to-Maturity ▪ Allowance for Credit Losses for Investments of $245,000 Municipal Bonds 56% Mortgage- Backed Securities 25% Collateralized Mortgage Obligations 6% U.S. Agencies 12% Corporate Obligations 1% $4.3 $4.1 $3.9 $3.7 $3.8 2.66% 2.63% 2.56% 2.55% 2.56% 4Q22 1Q23 2Q23 3Q23 4Q23 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 11 4Q23 Loan Composition Yield on Loans (%) / Total Loans ($B) $12.5B Total 4Q23 Portfolio by Yield Type Highlights Total loan rate mix as of 4Q23 • $8.3 billion variable rate • $4.2 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Total loan yield increased to 6.71% ▪ New/renewed loan yields averaged 8.01% for the quarter compared to 7.88% in 3Q23 $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 29.4% Commercial Real Estate Owner-Occupied 9.3% Commercial Real Estate Non-Owner Occupied 19.2% Construction Land & Land Development 7.7% Agricultural Land & Production 2.1% Public Finance/Other Commercial 7.6% Residential Mortgage 18.4% Home Equity 4.9% Other Consumer 1.4% Fixed Rate 34% Prime-Based 12% Other Variable Rates 10% SOFR-Based 44% $12.0 $12.3 $12.3 $12.3 $12.5 5.58% 6.00% 6.34% 6.58% 6.71% 4Q22 1Q23 2Q23 3Q23 4Q23 Total Loans ($B) Yield on Loans (%)

$195,397 $223,277 $204,934 $16,599 $13,955 $7,300 $2,674 $25,643 ACL - Loans 12/31/2021 Level One - PCD Credit Mark Net Charge- offs 2022 Provision Exp. 2022 ACL - Loans 12/31/2022 Net Charge- offs YTD Provision Exp. 2023 ACL - Loans 12/31/2023 Increase Decrease Allowance for Credit Losses - Loans 12 4Q23 Allowance for Credit Losses - Loans Highlights ▪ $1.5 million Q4 provision expense ▪ $2.3 million provision exp. recorded for ACL – Loans ▪ $0.8 million reserve reduction for unfunded commitments ▪ $3.5 million YTD provision expense ▪ $7.3 million provision exp. recorded for ACL – Loans ▪ $3.8 million reserve reduction for unfunded commitments ▪ The reserve for unfunded commitments totals $19.5 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $23.2 million inclusive of credit and interest rate marks Change in ACL – Loans 1Reflects $14 million for CECL Day 1 non-PCD loans. Total provision expense for 2022 of $16.8 million also includes $2.8 million for Level One’s unfunded commitments. $223.3 $223.1 $221.1 $205.8 $204.9 1.86% 1.82% 1.80% 1.67% 1.64% 4Q22 1Q23 2Q23 3Q23 4Q23 Allowance Allowance to Loans 1

Demand Deposits 54%Savings Deposits 30% Certificates & Time Deposits > $100k 9% Certificates & Time Deposits < $100k 6% Brokered Certificates of Deposits 1% Deposit Portfolio Highlights 13 4Q23 Deposit Composition Highlights $14.8B Total 1Total brokered deposits of $629 million, which includes brokered CDs of $80 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 90% core deposits2 • 17% noninterest bearing • 39% yield 5 bps or less ▪ Total deposit costs increased to 2.58% ▪ 56% cumulative interest-bearing deposit beta, 51% prior quarter ▪ Insured 72.1% / Uninsured 27.9% ▪ Average deposit account balance of $34,000 1 $14.4 $14.7 $14.6 $14.6 $14.8 0.92% 1.41% 1.99% 2.32% 2.58% 4Q22 1Q23 2Q23 3Q23 4Q23 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion and PPP Loan Income 4Q22 1Q23 2Q23 3Q23 4Q23 1. Net Interest Income - FTE ($millions) 155.3$ 150.4$ 143.7$ 139.3$ 135.9$ 2. Fair Value Accretion 2.7$ 2.4$ 2.0$ 2.0$ 1.7$ 3. PPP Loan Income 0.1$ -$ -$ -$ -$ 4. Adjusted Net Interest Income - FTE1 152.5$ 148.0$ 141.7$ 137.3$ 134.2$ 5. Tax Equivalent Yield on Earning Assets 4.73% 5.06% 5.36% 5.55% 5.64% 6. Interest Expense/Average Earning Assets 1.01% 1.48% 1.97% 2.26% 2.48% 7. Net Interest Margin 3.72% 3.58% 3.39% 3.29% 3.16% 8. Fair Value Accretion Effect 0.07% 0.06% 0.05% 0.05% 0.04% 9. Impact of PPP Loans 0.00% 0.00% 0.00% 0.00% 0.00% 10. Adjusted Net Interest Margin1 3.65% 3.52% 3.34% 3.24% 3.12% $155.3 $150.4 $143.7 $139.3 $135.9 3.72% 3.58% 3.39% 3.29% 3.16% 4Q22 1Q23 2Q23 3Q23 4Q23 Net Interest Income - FTE ($millions) Net Interest Margin

Noninterest Income Highlights 15 4Q23 Noninterest Income Detail ($M) $26.4M Total Noninterest Income Trends ($M) Fee Income / Revenue Highlights ▪ Customer-related fees totaling $25.7 million for 4Q23, decreased $0.8 million from 3Q23 driven primarily by lower gains on the sales of mortgage loans ▪ Non-customer related fees include a $1.5 million BOLI gain, losses of $2.3 million on sale of $43 million of available-for-sale securities, and $1.0 million write-down of CRA investments Wealth Management $8.2 26% Gain on Sale of Loans $4.1 13% Service Charges $7.7 25% Card Payment Fees $4.4 14% Gain (Loss) on Sale of Securities ($2.3) -7% Derivative Hedge Fees $1.1 3% BOLI $3.2 10% Other Customer Fees $0.2 1% Other ($0.2) -1% 13.4% 14.2% 15.5% 16.6% 16.3% $7.5 $7.9 $7.4 $7.4 $8.2 $2.1 $2.4 $3.6 $5.5 $4.1 $7.1 $7.4 $7.8 $8.0 $7.7 $4.5 $5.2 $4.5 $4.7 $4.4 $2.9 $2.1 $3.0 $2.2 $2.0 $24.1M $25.0M $26.3M $27.8M $26.4M 4Q22 1Q23 2Q23 3Q23 4Q23 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other

Salary & Benefits $60.9 56% Premises & Equipment $15.2 14% Outside Data Processing $5.9 6% Professional & Other Outside Services $4.0 4% Intangible Asset Amortization $2.2 2% Marketing $2.6 2% FDIC Expense $7.6 7% Other $9.7 9% Noninterest Expense Highlights 16 4Q23 Noninterest Expense Detail $108.1M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ Increase in Q4 driven by one-time charges consisting of $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination. 14Q23 Efficiency Ratio excluding non-core expenses, see “Non-GAAP Financial Information” for reconciliation 48.60% 51.72% 52.21% 53.91% 63.26% 55.56%1 $52.3 $57.5 $54.8 $55.6 $60.9 $12.8 $13.4 $12.9 $12.5 $15.2 $5.6 $6.1 $6.6 $6.6 $5.9 $19.0 $16.7 $18.3 $19.2 $26.1 $89.7M $93.7M $92.6M $93.9M $108.1M 4Q22 1Q23 2Q23 3Q23 4Q23 Salary & Benefits Premises & Equipment Outside Data Processing Other

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04% ▪ TCE Ratio including marks on held-to-maturity securities portfolio is 7.13% ▪ CET1 including net unrealized loss in AOCI on available-for-sale securities is 10.30% Highlights 7.34% 7.75% 7.99% 7.69% 8.44% 4Q22 1Q23 2Q23 3Q23 4Q23 TCE Ratio Target TCE (8.00%) 13.08% 13.23% 13.48% 13.66% 13.67% 4Q22 1Q23 2Q23 3Q23 4Q23 TRBC Ratio Target TRBC Ratio (12.50%) 10.65% 10.82% 11.07% 11.26% 11.35% 4Q22 1Q23 2Q23 3Q23 4Q23 CET 1 Ratio Target CET1 Ratio (10.00%)

4Q23 Highlights Loan Portfolio 18 Geography Loan Portfolio Trends ($M) ▪ C&I – Regional Banking up $214 million ▪ CRE NOO (Investment) up $41 million Year End 2023 Highlights Loan growth of $608.6 million or 5.1%1 ▪ Balanced commercial loan growth - $426 million1 • C&I - Regional Banking - $165 million1 • C&I - Sponsor Finance - $183 million • Constr/Land/Land Dev. - $122 million ▪ Total Resi Mtg & Cons. - $182 million 85.4% of borrowers within four state Midwest geography 1Adjusted for the sale of non-relationship, term loan B loans of $116 million during the 2nd quarter 4Q22 1Q23 2Q23 3Q23 4Q23 1.C&I - Regional Banking $ 2,827 $ 2,831 $ 2,733 $ 2,662 $ 2,876 2.C&I - Sponsor Finance 612 674 798 829 795 3.CRE Owner Occupied 1,244 1,242 1,180 1,154 1,162 4.Construction/Land/Land Dev. 836 961 950 1,022 958 5.CRE Non-Owner Occupied 2,407 2,375 2,380 2,360 2,401 6.Agricultural 242 220 230 234 263 7.Public Finance/Other Commercial 933 959 964 967 956 8.Total Commercial Loans 9,101 9,262 9,235 9,228 9,411 9.Residential Mortgage 2,103 2,195 2,276 2,286 2,304 10.Home Equity 631 621 614 609 618 11.Other Consumer 178 173 173 179 172 12.Total Resi Mortgage & Consumer 2,912 2,989 3,063 3,074 3,094 13.Total Loans $ 12,013 $ 12,251 $ 12,298 $ 12,302 $ 12,505

Loan Portfolio Insights

Commercial

C&I



Manufacturing
19.9%
Finance & Insurance
10.1%
Other Admin Services
9.8%
Wholesale Trade
8.8%
Retail Trade
7.9%
Professional Service
6.4%
Construction
5.5%
Transp./Warehouse
4.6%
Specialty Trade
4.0%
Investment CRE
3.6%

Top Industries
% of C&I loans

C&I Includes commercial and industrial, sponsor and owner-occupied real estate loans

- Line utilization 4Q23 41.3% from 40.9% 3Q23
- $740 million Shared National Credits:
  - Relationship Strategy: Access to management, additional revenue opportunities
  - Top borrower industries include chemicals, heavy road construction, real estate, manufacturing, outdoor advertising
- $59.7 million of SBA guaranteed loans

C&I - Sponsor Finance

- $795 million to 86 companies, 53 active sponsors, top 5 borrower industries include manufacturing, packaging services, and comm transportation equipment
- Senior Debt/Adj. EBITDA < 3.0X ~ 74%
- Total Debt/Adj. EBITDA < 4.0X ~ 78%
- FCCR > 1.50X ~ 65%
- ~4.0% Classified (as % of portfolio)

Construction Finance

- $175 million Resi Real Estate Construction
- $782 million CRE Construction & Land

($M)	Balance	Commit.	% CRE Constr/Land
Multi-Family	$453	$772	57.9%
Industrial	$93	$110	12.0%
Self Storage	$66	$70	8.4%
Office-Medical	$25	$27	3.1%
Office-General	$8	$27	1.1%

Mortgage & Consumer

Home Equity / Other Consumer

- > 96% of $681 million in consumer loans had a credit score exceeding 669 at origination[1]

Residential Mortgage

- $257 million residential mortgage secured, related to commercial loan relationships
- $2.0 billion residential mortgage loans
  - > 90% of $1.8 billion in residential portfolio loans had a credit score at origination exceeding 669[2]

[1]Excludes ~14% of loans where origination data is unavailable
[2]Excludes ~12% of residential loans where origination data is unavailable

First Merchants Corporation
Helping you prosper

19

Office - Maturities Loan Portfolio Insights (continued) 20 Total Loans $12.5 Billion Commercial Real Estate (Non-Owner Occupied) ($M) Office (Non-Owner Occupied) ($M) ▪ Top 10 loans are 41% of total office with WALTV of ~59% at origination ▪ Largest NOO Office $25 million, medical office, 39% LTV ▪ 2nd largest $19 million, 40% owner occupied Office Maturities $253.4 Million Office % Total Loans Multi- Family Industrial Retail Office Warehouse / Storage Hotel Other Total CRE (NOO) Balance: $724.0 $384.3 $348.4 $253.4 $241.8 $148.7 $300.2 $2,400.8 Commitment: $755.3 $398.9 $353.6 $258.1 $255.3 $149.2 $323.4 $2,493.8 # of loans: 478 492 311 217 98 32 119 1747 % of Total Loans: 5.8% 3.1% 2.8% 2.0% 1.9% 1.2% 2.4% 19.2% Average Loan Balance: $1.5 $0.8 $1.1 $1.2 $2.5 $4.6 $2.5 $1.4 Top 10 - Avg. Loan Com: $18.8 $8.8 $8.7 $10.7 $14.4 $11.7 $18.0 $23.9 General Office $122.4 Medical $71.4 Mixed $19.0 Government $20.9 Other $19.7 Multi Tenant $151.8 Single Tenant $101.6 Michigan $93.4 Indiana $65.6 Ohio $28.6 Oklahoma $25.0 Illinois $23.8 Other $17.0 Office Geographic Office Type Office Tenant Classification <= 1 7.0% 1-3 yrs. 23.7% 3-5 yrs. 24.9% Over 5 yrs. 44.4%

Asset Quality 21 Asset Quality Trends ($M) Highlights ▪ Stable credit metrics • NPAs + 90 day past due 47 basis points of Loans and ORE • NPAs + 90 day past due declined $1.1 million or 2 bps to 47 basis points of loans and ORE ▪ Consistent portfolio performance despite higher rates • Classified Loans mostly unchanged from 1.89% to 1.94% ▪ Modest charge-off Levels • Q4 Net Charge-offs of $3.1 million , 10 basis points of average loans (annualized) • 2023 Net Charge-offs of $25.6 million, 21 basis points of average loans 4Q22 1Q23 2Q23 3Q23 4Q23 1. Non-Accrual Loans 42.3$ 46.6$ 69.2$ 53.1$ 53.6$ 2. Other Real Estate 6.5 7.8 7.7 6.5 4.8 3. 90PD Loans 1.7 7.0 0.4 0.1 0.2 4. Renegotiated Loans 0.2 - - - - 5. NPAs + 90PD 50.7$ 61.4$ 77.3$ 59.7$ 58.6$ 6. NPAs + 90PD/Loans and ORE 0.42% 0.50% 0.63% 0.49% 0.47% 7. Classified Loans 215.2$ 250.5$ 257.0$ 232.2$ 242.8$ 8. Classified Loans/Loans 1.79% 2.04% 2.09% 1.89% 1.94% 9. Net Charge-offs (QTD) 3.4$ 0.2$ 1.9$ 20.4$ 3.1$ 10. QTD NCO/Avg. Loans (Annualized) 0.12% 0.01% 0.06% 0.66% 0.10%

Nonperforming Assets 22 Nonperforming Assets Roll Forward ($M) 4Q23 Nonperforming Asset Migration: ▪ Improvement for the quarter with $1.1 million reduction in NPAs and 90 day past due overall • Largest new nonaccrual only $0.7 million • $0.6 million reduction in ORE from property sales Highlights 1Q23 2Q23 3Q23 4Q23 2023 1. Beginning Balance NPAs + 90PD 50.7$ 61.4$ 77.3$ 59.7$ 50.7$ Non-Accrual 2. Add: New Non-Accruals 15.4 33.2 7.5 10.3 66.4 3. Less: To Accrual or Payoff (8.6) (8.3) (2.5) (6.1) (25.5) 4. Less: To OREO (1.4) - (0.2) - (1.6) 5. Less: Charge-offs (1.1) (2.3) (20.9) (3.7) (28.0) 6. Non-Accrual Loans Change 4.3 22.6 (16.1) 0.5 11.3 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 1.4 - 0.2 - 1.6 8. Less: ORE Sold (0.1) (0.1) (1.4) (0.6) (2.2) 9. Less: ORE Losses (write-downs) - - - (1.1) (1.1) 10. ORE Change 1.3 (0.1) (1.2) (1.7) (1.7) 11. 90PD Change 5.3 (6.6) (0.3) 0.1 (1.5) 12. Renegotiated Loans Change (0.2) 0.0 - - (0.2) 13. NPAs + 90PD Change 10.7 15.9 (17.6) (1.1) 7.9 14. Ending Balance NPAs + 90PD 61.4$ 77.3$ 59.7$ 58.6$ 58.6$ 2023 YTD Nonperforming Asset Migration: ▪ Stable migration • Consistent portfolio performance

$12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $12.12 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 TBVPS TBVPS Without AFS OCI Track Record of Shareholder Value 23 10-Year Total Return (2013-2023) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2013-2023: 10.2% CAGR 2013-2023: 7.5% Adjusted CAGR1 8.7% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2013-2023: 22.2% 1 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 215% 191% FRME S&P BMI US Bank

History of Organic and Whole Bank Acquisition Growth 24 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022) $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Vision for the Future 25 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Drive engagement through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Continued investment in the digitization of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

26 APPENDIX

Non-GAAP

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE

(Dollars in Thousands, Except Per Share Amounts)	4Q22	1Q23	2Q23	3Q23	4Q23	2021	2022	2023
Net Income Available to Common Stockholders - GAAP	$ 70,292	$ 63,610	$ 60,393	$ 55,898	$ 42,010	$ 205,531	$ 220,683	$ 221,911
Adjustments:								
PPP loan income	(109)	(25)	(9)	(8)	(7)	(30,900)	(3,207)	(49)
Acquisition-related expenses	413	-	-	-	-	-	16,531	-
Acquisition-related provision expense	-	-	-	-	-	-	16,755	-
Non-core expenses[1]	-	-	-	-	12,682	-	-	12,682
Tax on adjustments	(75)	6	2	2	(3,088)	7,577	(7,376)	(3,078)
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 70,521	$ 63,591	$ 60,386	$ 55,892	$ 51,597	$ 182,208	$ 243,386	$ 231,466
Average Diluted Common Shares Outstanding	59,384	59,441	59,448	59,503	59,556	53,984	57,950	59,489
Diluted Earnings Per Common Share - GAAP	$ 1.19	$ 1.07	$ 1.02	$ 0.94	$ 0.71	$ 3.81	$ 3.81	$ 3.73
Adjustments:								
PPP loan income	(0.01)	-	-	-	-	(0.57)	(0.06)	-
Acquisition-related expenses	0.01	-	-	-	-	-	0.28	-
Acquisition-related provision expense	-	-	-	-	-	-	0.30	-
Non-core expenses[1]	-	-	-	-	0.21	-	-	0.21
Tax on adjustments	-	-	-	-	(0.05)	0.14	(0.13)	(0.05)
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 1.19	$ 1.07	$ 1.02	$ 0.94	$ 0.87	$ 3.38	$ 4.20	$ 3.89

[1]Non-core expenses include one-time charges consisting of $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.

First Merchants Corporation
Helping you prosper

27

Non-GAAP

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED

(Dollars in Thousands, Except Per Share Amounts)	4Q22	1Q23	2Q23	3Q23	4Q23
Net Interest Income (GAAP)	$ 148,956	$ 144,119	$ 137,835	$ 133,383	$ 130,064
Other Income (GAAP)	24,151	24,997	26,319	27,842	26,443
Total Revenue	173,107	169,116	164,154	161,225	156,507
Less: Other Expenses (GAAP)	(89,699)	(93,720)	(92,593)	(93,854)	(108,103)
Add: Acquisition-Related Expenses (GAAP)	413	-	-	-	-
Add: Non-core Expenses[1] (GAAP)	-	-	-	-	12,682
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 83,821	$ 75,396	$ 71,561	$ 67,371	$ 61,086
Average Assets (GAAP)	$ 17,834,468	$ 18,022,195	$ 18,170,649	$ 18,152,239	$ 18,397,200
Average Equity (GAAP)	$ 1,958,041	$ 2,083,125	$ 2,139,877	$ 2,154,232	$ 2,130,993
Average Diluted Common Shares	59,384	59,441	59,448	59,503	59,556
PTPP/Average Assets (PTPP ROA)	1.88%	1.67%	1.58%	1.48%	1.33%
PTPP/Average Equity (PTPP ROE)	17.12%	14.48%	13.38%	12.51%	11.47%
PTPP/Average Diluted Common Shares	$ 1.41	$ 1.27	$ 1.20	$ 1.13	$ 1.03

(Dollars in Thousands, Except Per Share Amounts)	2021	2022	2023
Net Interest Income (GAAP)	$ 410,680	$ 520,203	$ 545,401
Other Income (GAAP)	109,323	107,941	105,601
Total Revenue	520,003	628,144	651,002
Less: Other Expenses (GAAP)	(279,213)	(355,716)	(388,270)
Add: Acquisition-Related Expenses (GAAP)	528	16,531	-
Add: Non-core Expenses[1] (GAAP)	-	-	12,682
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 241,318	$ 288,959	$ 275,414
Average Assets (GAAP)	$ 14,830,397	$ 17,220,002	$ 18,186,507
Average Equity (GAAP)	$ 1,866,632	$ 1,972,445	$ 2,127,262
Average Diluted Common Shares	53,984	57,950	59,489
PTPP/Average Assets (PTPP ROA)	1.63%	1.68%	1.51%
PTPP/Average Equity (PTPP ROE)	12.93%	14.65%	12.95%
PTPP/Average Diluted Common Shares	$ 4.47	$ 4.99	$ 4.63

First Merchants Corporation
Helping you prosper

[1]Non-core expenses include one-time charges consisting of $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.

28

Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	2021	4Q22	2022	1Q23	2Q23	3Q23	4Q23	2023
Non Interest Expense (GAAP)	$ 279,213	$ 89,699	$ 355,715	$ 93,720	$ 92,593	$ 93,854	$ 108,103	$ 388,270
Less: Intangible Asset Amortization	(5,747)	(2,303)	(8,275)	(2,197)	(2,182)	(2,182)	(2,182)	(8,743)
Less: OREO and Foreclosure Expenses	(992)	(197)	(823)	18	(916)	(677)	(1,743)	(3,318)
Adjusted Non Interest Expense (non-GAAP)	272,474	87,199	346,617	91,541	89,495	90,995	104,178	376,209
Net Interest Income (GAAP)	410,680	148,956	520,203	144,119	137,835	133,383	130,063	545,400
Plus: Fully Taxable Equivalent Adjustment	20,586	6,370	24,590	6,321	5,858	5,911	5,853	23,943
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	431,266	155,326	544,793	150,440	143,693	139,294	135,916	569,343
Non Interest Income (GAAP)	109,323	24,150	107,941	24,997	26,319	27,842	26,444	105,602
Less: Investment Securities Gains (Losses)	(5,674)	(57)	(1,194)	1,571	1,392	1,650	2,317	6,930
Adjusted Non Interest Income (non-GAAP)	103,649	24,093	106,747	26,568	27,711	29,492	28,761	112,532
Adjusted Revenue (non-GAAP)	534,915	179,419	651,540	177,008	171,404	168,786	164,677	681,875
Efficiency Ratio (non-GAAP)	**50.94%**	**48.60%**	**53.20%**	**51.72%**	**52.21%**	**53.91%**	**63.26%**	**55.17%**
Adjusted Non Interest Expense (non-GAAP)	272,474	87,199	346,617	91,541	89,495	90,995	104,178	376,209
Acquisition-related expenses	-	(413)	(16,531)	-	-	-	-	-
Non-core expenses[1]	-	-	-	-	-	-	(12,682)	(12,682)
Adjusted Non Interest Expense Excluding Non-Core Expenses (non-GAAP)	272,474	86,786	330,086	91,541	89,495	90,995	91,496	363,527
Efficiency Ratio Excluding Non-Core Expenses (non-GAAP)	**50.94%**	**48.37%**	**50.66%**	**51.72%**	**52.21%**	**53.91%**	**55.56%**	**53.31%**

[1]Non-core expenses include one-time charges consisting of $4.3 million from the FDIC special assessment, $6.3 million from early retirement and severance costs, and $2.1 million from a lease termination.

First Merchants Corporation
Helping you prosper

29

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	4Q21	4Q22	1Q23	2Q23	3Q23	4Q23
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	1,912,571	2,034,770	2,122,448	2,145,565	2,092,644	2,247,713
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	(55,113)	239,151	198,914	217,964	307,270	175,970
Less: Preferred Stock	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	46,606	25,000	25,000	25,000	25,000	25,000
Less: Tier 1 Capital Deductions	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(564,002)	(738,206)	(736,429)	(734,666)	(732,903)	(731,315)
Less: Disallowed Deferred Tax Assets	(239)	(337)	(351)	(258)	(192)	(131)
Add: Modified CECL Transition Amount	34,542	23,028	11,514	11,514	11,514	11,514
Total Tier 1 Capital (Regulatory)	$ 1,374,240	$ 1,558,281	$ 1,595,971	$ 1,639,994	$ 1,678,208	$ 1,703,626
Qualifying Subordinated Debentures	65,000	143,103	143,118	143,132	143,147	132,174
Allowance for Loan Losses includible in Tier 2 Capital	143,241	180,870	182,308	183,106	184,046	185,324
Total Risk-Based Capital (Regulatory)	$ 1,582,481	$ 1,882,254	$ 1,921,397	$ 1,966,232	$ 2,005,401	$ 2,021,124
Net Risk-Weighted Assets (Regulatory)	$ 11,369,907	$ 14,392,671	$ 14,524,959	$ 14,590,561	$ 14,683,329	$ 14,787,474
Total Risk-Based Capital Ratio (Regulatory)	**13.92%**	**13.08%**	**13.23%**	**13.48%**	**13.66%**	**13.67%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,374,240	$ 1,558,281	$ 1,595,971	$ 1,639,994	$ 1,678,208	$ 1,703,626
Less: Qualified Capital Securities	(46,606)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,327,634	$ 1,533,281	$ 1,570,971	$ 1,614,994	$ 1,653,208	$ 1,678,626
Net Risk-Weighted Assets (Regulatory)	$ 11,369,907	$ 14,392,671	$ 14,524,959	$ 14,590,561	$ 14,683,329	$ 14,787,474
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.68%**	**10.65%**	**10.82%**	**11.07%**	**11.26%**	**11.35%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation
Helping you prosper

30

Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	4Q21	4Q22	1Q23	2Q23	3Q23	4Q23
Total Stockholders' Equity (GAAP)	$ 1,912,571	$ 2,034,770	$ 2,122,448	$ 2,145,565	$ 2,092,644	$ 2,247,713
Less: Preferred Stock	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(570,860)	(747,844)	(745,647)	(743,465)	(741,283)	(739,101)
Tangible Common Equity (non-GAAP)	$ 1,341,586	$ 1,261,801	$ 1,351,676	$ 1,376,975	$ 1,326,236	$ 1,483,487
Total Assets (GAAP)	$ 15,453,149	$ 17,938,306	$ 18,178,908	$ 17,968,412	$ 17,996,648	$ 18,309,479
Less: Intangible Assets	(570,860)	(747,844)	(745,647)	(743,465)	(741,283)	(739,101)
Tangible Assets (non-GAAP)	$ 14,882,289	$ 17,190,462	$ 17,433,261	$ 17,224,947	$ 17,255,365	$ 17,570,378
Tangible Common Equity Ratio (non-GAAP)	**9.01%**	**7.34%**	**7.75%**	**7.99%**	**7.69%**	**8.44%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18	4Q19
Total Stockholders' Equity (GAAP)	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)
Tax Benefit	4,973	6,085	6,278	5,930	6,788	5,017	7,257
Tangible Common Equity, Net of Tax (non-GAAP)	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688
Common Shares Outstanding	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482
Tangible Common Equity per Share (non-GAAP)	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**

Tangible Common Equity Per Share	4Q20	4Q21	4Q22	1Q23	2Q23	3Q23	4Q23
Total Stockholders' Equity (GAAP)	$ 1,875,645	$ 1,912,571	$ 2,034,770	$ 2,122,448	$ 2,145,565	$ 2,092,644	$ 2,247,713
Less: Preferred Stock	(125)	(125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(572,893)	(570,860)	(747,844)	(745,647)	(743,465)	(741,283)	(739,101)
Tax Benefit	5,989	4,875	7,702	7,231	6,760	6,290	5,819
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,308,616	$ 1,346,461	$ 1,269,503	$ 1,358,907	$ 1,383,735	$ 1,332,526	$ 1,489,306
Common Shares Outstanding	53,922,359	53,410,411	59,170,583	59,257,051	59,297,148	59,398,022	59,424,122
Tangible Common Equity per Share (non-GAAP)	**$ 24.27**	**$ 25.21**	**$ 21.45**	**$ 22.93**	**$ 23.34**	**$ 22.43**	**$ 25.06**

First Merchants Corporation
Helping you prosper

31

Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

	2013	2014	2015	2016	2017	2018	2019	2020
Return on Tangible Common Equity								
Total Average Stockholders' Equity (GAAP)	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$1,343,861	$ 1,569,615	$ 1,825,135
Less: Average Preferred Stock	(47,537)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633
Net Income Available to Common Stockholders (GAAP)	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600
Plus: Intangible Asset Amortization, Net of Tax	892	1,395	1,720	2,542	3,670	5,307	4,736	4,730
Tangible Net Income (non-GAAP)	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330
Return on Tangible Common Equity (non-GAAP)	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**

	2021	4Q22	2022	1Q23	2Q23	3Q23	4Q23	2023
Return on Tangible Common Equity								
Total Average Stockholders' Equity (GAAP)	$ 1,866,632	$ 1,958,041	$ 1,972,445	$ 2,083,125	$ 2,139,877	$ 2,154,232	$ 2,130,993	$2,127,262
Less: Average Preferred Stock	(125)	(25,125)	(18,875)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(567,512)	(741,632)	(699,803)	(739,190)	(737,489)	(735,787)	(734,007)	(736,601)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,298,995	$ 1,191,284	$ 1,253,767	$ 1,318,810	$ 1,377,263	$ 1,393,320	$ 1,371,861	$1,365,536
Net Income Available to Common Stockholders (GAAP)	$ 205,531	$ 70,292	$ 220,683	$ 63,610	$ 60,393	$ 55,898	$ 42,010	$ 221,911
Plus: Intangible Asset Amortization, Net of Tax	4,540	1,819	6,537	1,734	1,724	1,724	1,724	6,906
Tangible Net Income (non-GAAP)	$ 210,071	$ 72,111	$ 227,220	$ 65,344	$ 62,117	$ 57,622	$ 43,734	$ 228,817
Return on Tangible Common Equity (non-GAAP)	**16.17%**	**24.21%**	**18.12%**	**19.82%**	**18.04%**	**16.54%**	**12.75%**	**16.76%**

First Merchants Corporation
Helping you prosper

32